Exhibit 23.1

                  CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the INSO Corporation 1996 Stock Incentive Plan of our report dated February 1, 1996, with respect to the consolidated financial statements and schedule of INSO Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.


                                        /s/ Ernst & Young LLP
                                        ---------------------
                                        ERNST & YOUNG LLP

Boston, Massachusetts
June 24, 1996